                             Schedule of Parties to
                       Previous Form of Change in Control

                            Philip R. Crimmins, Sr.

                                John C. Cywinski

                               Randolph P. Davis

                               Beverly O. Elving

                                  Kurt Hankins

                                 Sam Rothschild